Exhibit 99.2

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties.  As GGP conducts substantially all of its business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and since the limited common units of the Operating Partnership are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company  FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses.  Specific to the Company’s Regional Mall portfolio, Same Store Company NOI is presented to exclude the effects of acquisitions, dispositions and changes in ownership of properties, if any.  Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Statements:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Statements:
Proportionate Balance Sheets	3
Overview	4
Company NOI, EBITDA, and FFO	5-6
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8

Debt:
Debt Summary, at Share	9
Maturity Schedule	10
Debt Detail, at Share	11-14

Asset Transactions:
Summary of Transactions	15
Discontinued Operations	16

Portfolio Operating Metrics:
Key Operating Performance Indicators	17
Signed Leases All Less Anchors	18
Lease Expiration Schedule and Top Ten Tenants	19
Property Schedule	20-26

Miscellaneous:
Capital Information	27
Change in Total Common and Equivalent Shares	28
Development Summary	29-30
Capital Expenditures	31
Corporate Information	32
Glossary of Terms	33

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:

3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments in unconsolidated properties accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.

5-6	Company NOI, EBITDA and FFO

Proportionate Results and FFO for the three and nine months ended September 30, 2013 and 2012 adjusts GGP’s consolidated results and FFO for noncontrolling interests and adds the Company’s proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that are not indicative of future operations.

Portfolio Operating Metrics:

17	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.

20-26	Property Schedule

By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW

Consolidated Balance Sheets

(In thousands)

	September 30, 2013	December 31, 2012
Assets:
Investment in real estate:
Land	$4,256,685	$4,278,471
Buildings and equipment	18,019,187	18,806,858
Less accumulated depreciation	(1,748,222)	(1,440,301)
Construction in progress	399,472	376,529
Net property and equipment	20,927,122	22,021,557
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,461,847	2,865,871
Net investment in real estate	23,388,969	24,887,428
Cash and cash equivalents	603,518	624,815
Accounts and notes receivable, net	449,295	260,860
Deferred expenses, net	186,914	179,837
Prepaid expenses and other assets	1,120,285	1,329,465
Total assets	$25,748,981	$27,282,405
Liabilities:
Mortgages, notes and loans payable	$15,563,625	$15,966,866
Investment in and loans to/from Unconsolidated Real Estate Affiliates	16,846	—
Accounts payable and accrued expenses	1,006,198	1,212,231
Dividend payable	125,324	103,749
Deferred tax liabilities	27,704	28,174
Tax indemnification liability	303,586	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	—	1,488,196
Total liabilities	17,249,483	19,309,166
Redeemable noncontrolling interests:
Preferred	128,772	136,008
Common	123,787	132,211
Total redeemable noncontrolling interests	252,559	268,219
Equity:
Preferred stock	242,042	—
Stockholders’ equity	7,922,049	7,621,698
Noncontrolling interests in consolidated real estate affiliates	82,848	83,322
Total equity	8,246,939	7,705,020
Total liabilities and equity	$25,748,981	$27,282,405

FINANCIAL OVERVIEW

Consolidated Statements of Operations

(In thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Revenues:
Minimum rents	$392,934	$394,736	$1,190,291	$1,154,657
Tenant recoveries	180,614	180,590	546,969	531,649
Overage rents	9,970	13,420	27,864	34,605
Management fees and other corporate revenues	17,336	17,823	50,575	55,646
Other	19,841	16,191	55,918	49,158
Total revenues	620,695	622,760	1,871,617	1,825,715
Expenses:
Real estate taxes	60,433	57,870	185,417	170,525
Property maintenance costs	14,354	16,673	53,600	55,889
Marketing	5,772	7,861	18,059	21,833
Other property operating costs	97,057	99,165	273,985	278,625
Provision for doubtful accounts	1,064	1,173	3,620	2,631
Property management and other costs	41,458	38,776	123,380	119,014
General and administrative	10,522	10,045	34,578	31,601
Provisions for impairment	—	32,100	—	32,100
Depreciation and amortization	192,605	203,986	579,360	598,963
Total expenses	423,265	467,649	1,271,999	1,311,181
Operating income	197,430	155,111	599,618	514,534
Interest income	577	765	1,726	2,300
Interest expense	(178,438)	(200,183)	(567,094)	(594,249)
Warrant liability adjustment	—	(123,381)	(40,546)	(413,081)
Gains from changes in control of investment properties	—	—	219,784	18,547
Loss on extinguishment of debt	—	—	(36,478)	—
Income (Loss) before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, noncontrolling interests and preferred stock dividends	19,569	(167,688)	177,010	(471,949)
Benefit from (provision for) income taxes	287	(2,449)	(1,236)	(5,553)
Equity in income of Unconsolidated Real Estate Affiliates	13,984	22,054	41,165	39,849
Equity in income of Unconsolidated Real Estate Affiliates - (loss) gain on investment	(2,800)	—	648	—
Income (loss) from continuing operations	31,040	(148,083)	217,587	(437,653)
Discontinued operations:
Loss from discontinued operations, including gains (losses) on dispositions	(186)	(58,525)	(7,437)	(69,548)
Gain on extinguishment of debt	—	—	25,894	—
Discontinued operations, net	(186)	(58,525)	18,457	(69,548)
Net income (loss)	30,854	(206,608)	236,044	(507,201)
Allocation to noncontrolling interests	(3,371)	(1,279)	(10,707)	(6,236)
Net income (loss) attributable to GGP	27,483	(207,887)	225,337	(513,437)
Preferred stock dividends	(3,984)	—	(10,094)	—
Net income (loss) attributable to common stockholders	$23,499	$(207,887)	$215,243	$(513,437)
Basic Income (Loss) Per Share:
Continuing operations	$0.03	$(0.17)	$0.21	$(0.48)
Discontinued operations	—	(0.06)	0.02	(0.07)
Total basic income (loss) per share	$0.03	$(0.23)	$0.23	$(0.55)
Diluted Income (Loss) Per Share:
Continuing operations	$0.02	$(0.17)	$0.21	$(0.48)
Discontinued operations	—	(0.06)	0.02	(0.07)
Total diluted income (loss) per share	$0.02	$(0.23)	$0.23	$(0.55)

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS

Proportionate Balance Sheets

(In thousands)

	As of				As of
	September 30, 2013				December 31, 2012
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share
Assets:
Investment in real estate:
Land	$4,256,685	$(31,806)	$663,698	$4,888,577	$4,965,238
Buildings and equipment	18,019,187	(149,161)	5,512,165	23,382,191	24,355,502
Less accumulated depreciation	(1,748,222)	16,109	(920,380)	(2,652,493)	(2,287,426)
Construction in progress	399,472	(329)	72,595	471,738	465,797
Net property and equipment	20,927,122	(165,187)	5,328,078	26,090,013	27,499,111
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,461,847	—	(2,461,847)	—	—
Net investment in real estate	23,388,969	(165,187)	2,866,231	26,090,013	27,499,111
Cash and cash equivalents	603,518	(3,348)	141,804	741,974	839,070
Accounts and notes receivable, net	449,295	(1,767)	65,435	512,963	312,115
Deferred expenses, net	186,914	(963)	119,187	305,138	320,493
Prepaid expenses and other assets	1,120,285	(4,784)	193,729	1,309,230	1,526,082
Total assets	$25,748,981	$(176,049)	$3,386,386	$28,959,318	$30,496,871
Liabilities:
Mortgages, notes and loans payable	$15,563,625	$(84,561)	$3,207,772	$18,686,836	$18,983,448
Investment in and loans to/from Unconsolidated Real Estate Affiliates	16,846	—	(16,846)	—	—
Accounts payable and accrued expenses	1,006,198	(8,640)	195,329	1,192,887	1,493,437
Dividend payable	125,324	—	—	125,324	103,749
Deferred tax liabilities	27,704	—	131	27,835	28,174
Tax indemnification liability	303,586	—	—	303,586	303,750
Junior Subordinated Notes	206,200	—		206,200	206,200
Warrant liability	—	—	—	—	1,488,196
Total liabilities	17,249,483	(93,201)	3,386,386	20,542,668	22,606,954
Redeemable noncontrolling interests:
Preferred	128,772	—	—	128,772	136,008
Common	123,787	—	—	123,787	132,211
Total redeemable noncontrolling interests	252,559	—	—	252,559	268,219

Equity:
Preferred stock	242,042	—	—	242,042	—
Stockholders’ equity	7,922,049	—	—	7,922,049	7,621,698
Noncontrolling interests in consolidated real estate affiliates	82,848	(82,848)	—	—	—
Total equity	8,246,939	(82,848)	—	8,164,091	7,621,698
Total liabilities and equity	$25,748,981	$(176,049)	$3,386,386	$28,959,318	$30,496,871

PROPORTIONATE FINANCIAL STATEMENTS

Overview

(In thousands, except per share)

	Three Months Ended			Nine Months Ended
	September 30, 2013	September 30, 2012	Percentage Change	September 30, 2013	September 30, 2012	Percentage Change

Same Store NOI - Regional Malls (1)	$521,285	$487,982	6.8%	$1,540,104	$1,454,762	5.9%
Non-Same Store - Regional Malls (2)	7,229	14,705	n/a	30,486	38,657	n/a
Office, Strip Centers and Other Retail (3)	9,068	9,170	-1.1%	28,300	27,777	1.9%
Company NOI (4)	537,582	511,857	5.0%	1,598,890	1,521,196	5.1%

Company EBITDA (4)	495,768	474,856	4.4%	1,470,998	1,407,080	4.5%

Company FFO (4)	282,577	230,754	22.5%	801,008	680,333	17.7%
Company FFO per diluted share	$0.29	$0.23	25.8%	$0.81	$0.68	19.1%

Weighted average diluted common shares outstanding	987,184	1,013,748	-2.6%	994,057	1,005,673	-1.2%

(1)         Total termination fees were $4.7 million and $2.7 million for the three months ended September 30, 2013 and 2012, respectively.  Total termination fees were $14.6 million and $10.8 million for the nine months ended September 30, 2013 and 2012, respectively.

(2)         Non-Same Store - Regional Malls includes the periodic effects of acquisitions, changes in ownership and planned redevelopment.  Included in Non-Same Store - Regional Malls is 49.9% of the operations of The Grand Canal Shoppes through May 15, 2013.

(3)         Consists of Non-Regional Mall assets.  See Property Schedule on pages 20-26 for individual property details.

(4)         Refer to pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Three Months Ended September 30, 2013 and 2012 (In thousands)

	Three Months Ended September 30, 2013						Three Months Ended September 30, 2012
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$392,934	$(3,632)	$93,125	$482,427	$8,779	$491,206	$394,736	$(3,332)	$82,555	$473,959	$2,881	$476,840
Tenant recoveries	180,614	(1,233)	41,415	220,796	—	220,796	180,590	(1,182)	36,076	215,484	—	215,484
Overage rents	9,970	(133)	3,424	13,261	—	13,261	13,420	(95)	2,150	15,475	—	15,475
Other revenue	19,841	(101)	3,685	23,425	—	23,425	17,102	(82)	3,177	20,197	—	20,197
Total property revenues	603,359	(5,099)	141,649	739,909	8,779	748,688	605,848	(4,691)	123,958	725,115	2,881	727,996
Property operating expenses:
Real estate taxes	60,433	(542)	13,271	73,162	(1,578)	71,584	57,870	(523)	11,719	69,066	(1,578)	67,488
Property maintenance costs	14,354	(96)	4,136	18,394	—	18,394	16,673	(91)	3,892	20,474	—	20,474
Marketing	5,772	(55)	1,886	7,603	—	7,603	7,861	(73)	1,959	9,747	—	9,747
Other property operating costs	97,057	(552)	21,643	118,148	(6,004)	112,144	99,165	(569)	19,657	118,253	(1,424)	116,829
Provision for doubtful accounts	1,064	12	305	1,381	—	1,381	1,173	(57)	485	1,601	—	1,601
Total property operating expenses	178,680	(1,233)	41,241	218,688	(7,582)	211,106	182,742	(1,313)	37,712	219,141	(3,002)	216,139
NOI	$424,679	$(3,866)	$100,408	$521,221	$16,361	$537,582	$423,106	$(3,378)	$86,246	$505,974	$5,883	$511,857
Management fees and other corporate revenues	17,336	—	—	17,336	—	17,336	17,823	—	—	17,823	—	17,823
Property management and other costs (2)	(41,458)	161	(6,632)	(47,929)	(455)	(48,384)	(38,776)	145	(5,517)	(44,148)	(424)	(44,572)
General and administrative	(10,522)	—	(244)	(10,766)	—	(10,766)	(10,045)	—	(207)	(10,252)	—	(10,252)
EBITDA	$390,035	$(3,705)	$93,532	$479,862	$15,906	$495,768	$392,108	$(3,233)	$80,522	$469,397	$5,459	$474,856
Depreciation on non-income producing assets	(2,925)	—	—	(2,925)	—	(2,925)	(2,885)	—	—	(2,885)	—	(2,885)
Interest income	577	—	142	719	—	719	765	—	32	797	—	797
Preferred unit distributions	(2,335)	—	—	(2,335)	—	(2,335)	(2,335)	—	—	(2,335)	—	(2,335)
Preferred stock dividends	(3,984)	—	—	(3,984)	—	(3,984)	—	—	—	—	—	—
Interest expense:
Default interest	(1,978)	—	—	(1,978)	1,978	—	(1,157)	—	—	(1,157)	1,157	—
Mark-to-market adjustments on debt	(3,855)	(94)	(1,035)	(4,984)	4,984	—	2,917	(89)	378	3,206	(3,206)	—
Write-off of mark-to-market adjustments on extinguished debt	1,915	—	411	2,326	(2,326)	—	10,394	—	—	10,394	(10,394)	—
Debt extinguishment expenses	—	—	—	—	—	—	—	—	—	—	—	—
Interest on existing debt	(174,520)	1,117	(36,384)	(209,787)	—	(209,787)	(212,337)	1,144	(34,421)	(245,614)	—	(245,614)
Warrant liability adjustment	—	—	—	—	—	—	(123,381)	—	—	(123,381)	123,381	—
Provision for income taxes	287	18	(59)	246	(798)	(552)	(2,449)	17	(105)	(2,537)	2,015	(522)
FFO from discontinued operations (3)	(113)	—	6,312	6,199	(526)	5,673	209	—	4,223	4,432	2,025	6,457
	203,104	(2,664)	62,919	263,359	19,218	282,577	61,849	(2,161)	50,629	110,317	120,437	230,754
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	60,255	2,664	(62,919)	—	—	—	48,468	2,161	(50,629)	—	—	—
FFO	$263,359	$—	$—	$263,359	$19,218	$282,577	$110,317	$—	$—	$110,317	$120,437	$230,754

Company FFO per diluted share						$0.29						$0.23

(1)         Adjustments include amounts for straight-line rent of ($14,846) and ($22,106) and above/below market lease amortization of $23,625 and $24,987 for the three months ended September 30, 2013 and 2012, respectively.

(2)         Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(3)         Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to straight-line rent, above/below market lease amortization and other non-comparable items.

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Nine Months Ended September 30, 2013 and 2012 (In thousands)

	Nine Months Ended September 30, 2013						Nine Months Ended September 30, 2012
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$1,190,291	$(10,681)	$265,846	$1,445,456	$22,485	$1,467,941	$1,154,657	$(8,684)	$251,252	$1,397,225	$14,849	$1,412,074
Tenant recoveries	546,969	(3,587)	118,869	662,251	—	662,251	531,649	(3,327)	108,822	637,144	—	637,144
Overage rents	27,864	(245)	7,459	35,078	—	35,078	34,605	(212)	5,600	39,993	—	39,993
Other revenue	55,918	(293)	10,555	66,180	—	66,180	49,156	(244)	9,339	58,251	—	58,251
Total property revenues	1,821,042	(14,806)	402,729	2,208,965	22,485	2,231,450	1,770,067	(12,467)	375,013	2,132,613	14,849	2,147,462
Property operating expenses:
Real estate taxes	185,417	(1,595)	38,750	222,572	(4,734)	217,838	170,525	(1,540)	35,234	204,219	(4,734)	199,485
Property maintenance costs	53,600	(278)	12,001	65,323	—	65,323	55,889	(277)	12,228	67,840	—	67,840
Marketing	18,059	(172)	5,058	22,945	—	22,945	21,833	(211)	5,239	26,861	—	26,861
Other property operating costs	273,985	(1,643)	58,362	330,704	(8,774)	321,930	278,625	(1,636)	56,302	333,291	(4,283)	329,008
Provision for doubtful accounts	3,620	(36)	940	4,524	—	4,524	2,631	(33)	474	3,072	—	3,072
Total property operating expenses	534,681	(3,724)	115,111	646,068	(13,508)	632,560	529,503	(3,697)	109,477	635,283	(9,017)	626,266
NOI	$1,286,361	$(11,082)	$287,618	$1,562,897	$35,993	$1,598,890	$1,240,564	$(8,770)	$265,536	$1,497,330	$23,866	$1,521,196
Management fees and other corporate revenues	50,575	—	—	50,575	—	50,575	55,646	—	—	55,646	—	55,646
Property management and other costs (2)	(123,380)	466	(18,922)	(141,836)	(1,303)	(143,139)	(119,014)	419	(17,534)	(136,129)	(1,272)	(137,401)
General and administrative	(34,578)	—	(750)	(35,328)	—	(35,328)	(31,601)	15	(775)	(32,361)	—	(32,361)
EBITDA	$1,178,978	$(10,616)	$267,946	$1,436,308	$34,690	$1,470,998	$1,145,595	$(8,336)	$247,227	$1,384,486	$22,594	$1,407,080
Depreciation on non-income producing assets	(9,040)	—	—	(9,040)	—	(9,040)	(6,609)	—	—	(6,609)	—	(6,609)
Interest income	1,726	(1)	349	2,074	—	2,074	2,300	(2)	201	2,499	—	2,499
Preferred unit distributions (3)	(7,006)	—	—	(7,006)	—	(7,006)	(10,104)	—	—	(10,104)	3,098	(7,006)
Preferred stock dividends	(10,094)	—	—	(10,094)	—	(10,094)	—	—	—	—	—	—
Interest expense:
Default interest	(3,284)	—	—	(3,284)	3,284	—	(3,445)	—	(309)	(3,754)	3,754	—
Mark-to-market adjustments on debt	(11,836)	(278)	(953)	(13,067)	13,067	—	12,522	(274)	1,817	14,065	(14,065)	—
Write-off of mark-to-market adjustments on extinguished debt	4,502	—	411	4,913	(4,913)	—	33,355	1	—	33,356	(33,356)	—
Debt extinguishment expenses	—	—	—	—	—	—	(186)	—	(4)	(190)	190	—
Interest on existing debt	(556,476)	3,367	(103,061)	(656,170)	—	(656,170)	(636,495)	3,524	(104,823)	(737,794)	—	(737,794)
Warrant liability adjustment	(40,546)	—	—	(40,546)	40,546	—	(413,081)	—	—	(413,081)	413,081	—
Loss on extinguishment of debt (4)	(36,478)	—	—	(36,478)	36,478	—	—	—	—	—	—	—
Provision for income taxes	(1,236)	53	(211)	(1,394)	(257)	(1,651)	(5,553)	49	(319)	(5,823)	4,200	(1,623)
FFO from discontinued operations (5)	24,743	—	13,952	38,695	(26,798)	11,897	16,273	—	13,559	29,832	(6,046)	23,786
	533,953	(7,475)	178,433	704,911	96,097	801,008	134,572	(5,038)	157,349	286,883	393,450	680,333
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	170,958	7,475	(178,433)	—	—	—	152,311	5,038	(157,349)	—	—	—
FFO	$704,911	$—	$—	$704,911	$96,097	$801,008	$286,883	$—	$—	$286,883	$393,450	$680,333

Company FFO per diluted share						$0.81						$0.68

(1)   Adjustments include amounts for straight-line rent of ($47,175) and ($63,233) and above/below market lease amortization of $69,660 and $78,082 for the nine months ended September 30, 2013 and 2012, respectively.

(2)   Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(3)   Adjustment is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off in January 2012.

(4)   Adjustments include $24.0 million in prepayment fees to retire 5.375% and 6.75% unsecured notes due November 2013 and 2015, respectively, ($700.5 million), a $5.8 million prepayment penalty on a secured 7.50% mortgage note due January 2014 ($100.3 million) and $6.6 million in fees related to the refinancing of the secured corporate loan ($1.5 billion).

(5)   Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to straight-line rent, above/below market lease amortization and other non-comparable items.

PROPORTIONATE FINANCIAL STATEMENTS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Reconciliation of Company NOI to GAAP Operating Income
Company NOI:	$537,582	$511,857	$1,598,890	$1,521,196
Adjustments for minimum rents, real estate taxes and other property operating costs (1)	(16,361)	(5,883)	(35,993)	(23,866)
Proportionate NOI	521,221	505,974	1,562,897	1,497,330
Unconsolidated Properties	(100,408)	(86,246)	(287,618)	(265,536)
Consolidated Properties	420,813	419,728	1,275,279	1,231,794
Management fees and other corporate revenues	17,336	17,823	50,575	55,646
Property management and other costs	(41,458)	(38,776)	(123,380)	(119,014)
General and administrative	(10,522)	(10,045)	(34,578)	(31,601)
Provisions for impairment	—	(32,100)	—	(32,100)
Depreciation and amortization	(192,605)	(203,986)	(579,360)	(598,963)
Noncontrolling interest in operating income of Consolidated Properties and other	3,866	2,467	11,082	8,772
Operating income	$197,430	$155,111	$599,618	$514,534

Reconciliation of Company EBITDA to GAAP Net Income (Loss) Attributable to GGP
Company EBITDA	$495,768	$474,856	$1,470,998	$1,407,080
Adjustments for minimum rents, property operating expenses and property management and other costs (1)	(15,906)	(5,459)	(34,690)	(22,594)
Proportionate EBITDA	479,862	469,397	1,436,308	1,384,486
Unconsolidated Properties	(93,532)	(80,522)	(267,946)	(247,227)
Consolidated Properties	386,330	388,875	1,168,362	1,137,259
Depreciation and amortization	(192,605)	(203,986)	(579,360)	(598,963)
Noncontrolling interest in NOI of Consolidated Properties	3,866	2,467	11,082	8,772
Interest income	577	765	1,726	2,300
Interest expense	(178,438)	(200,183)	(567,094)	(594,249)
Warrant liability adjustment	—	(123,381)	(40,546)	(413,081)
(Provision for) benefit from income taxes	287	(2,449)	(1,236)	(5,553)
Provision for impairment excluded from FFO	—	(32,100)	—	(32,100)
Equity in income of Unconsolidated Real Estate Affiliates	13,984	22,054	41,165	39,849
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	(2,800)	—	648	—
Discontinued operations	(186)	(58,525)	18,457	(69,548)
Gains from changes in control of investment properties	—	—	219,784	18,547
Loss on extinguishment of debt	—	—	(36,478)	—
Allocation to noncontrolling interests	(3,532)	(1,424)	(11,173)	(6,670)
Net income (loss) attributable to GGP	$27,483	$(207,887)	$225,337	$(513,437)

(1)   Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Reconciliation of Company FFO to GAAP Net Income (Loss) Attributable to GGP
Company FFO	$282,577	$230,754	$801,008	$680,333
Adjustments for minimum rents, property operating expenses and property management and other costs, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations (1)	(19,218)	(120,437)	(96,097)	(393,450)
Proportionate FFO	263,359	110,317	704,911	286,883
Depreciation and amortization of capitalized real estate costs	(234,968)	(227,218)	(701,609)	(707,245)
Gains from changes in control of investment properties	—	—	219,784	18,547
Preferred stock dividends	3,984	—	10,094	—
(Losses) gains on sales of investment properties	(2,872)	12,302	(189)	13,139
Noncontrolling interests in depreciation of Consolidated Properties	1,807	1,622	5,368	5,354
Provision for impairment excluded from FFO	—	(32,100)	—	(32,100)
Provision for impairment excluded from FFO of discontinued operations	—	(66,188)	(4,975)	(76,580)
Redeemable noncontrolling interests	(160)	1,602	(1,563)	3,752
Depreciation and amortization of discontinued operations	(3,667)	(8,224)	(6,484)	(25,187)
Net income (loss) attributable to GGP	$27,483	$(207,887)	$225,337	$(513,437)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$100,408	$86,246	$287,618	$265,536
Net property management fees and costs	(6,632)	(5,517)	(18,922)	$(17,534)
General and administrative and provisions for impairment	(244)	(207)	(750)	(775)
EBITDA	93,532	80,522	267,946	247,227
Net interest expense	(36,866)	(34,011)	(103,254)	(103,118)
Provision for income taxes	(59)	(105)	(211)	(319)
FFO of discontinued Unconsolidated Properties	6,312	4,223	13,952	13,559
FFO of Unconsolidated Properties	62,919	50,629	178,433	157,349
Depreciation and amortization of capitalized real estate costs	(48,955)	(28,583)	(137,298)	(117,653)
Other, including gain on sales of investment properties	20	8	30	153
Equity in income of Unconsolidated Real Estate Affiliates	$13,984	$22,054	$41,165	$39,849

(1)   Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

DEBT

DEBT

SUMMARY, AT SHARE
As of September 30, 2013
(In thousands)

	Coupon	Proportionate	Average Remaining	Maturities
	Rate	Balance	Term (Years)	2013	2014	2015	2016	2017	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.56%	$13,805,245	7.6	$10,956	$416,223	$662,977	$855,367	$718,032	$9,847,944	$12,511,499
Property Level Unconsolidated	4.58%	3,029,591	7.1	—	—	183,409	—	297,166	2,309,668	2,790,243
Corporate Consolidated	4.41%	14,747	2.2	—	—	573	—	—	—	573
Total Fixed Rate	4.56%	$16,849,583	7.5	$10,956	$416,223	$846,959	$855,367	$1,015,198	$12,157,612	$15,302,315

Variable Rate
Property Level Consolidated(1)	2.64%	$1,600,000	4.6	$—	$—	$—	$—	$—	$1,566,881	$1,566,881
Property Level Unconsolidated	2.82%	176,250	4.1	—	—	—	—	150,544	16,250	166,794
Junior Subordinated Notes Due 2041	1.72%	206,200	27.6	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.56%	$1,982,450	6.9	$—	$—	$—	$—	$150,544	$1,789,331	$1,939,875

Total	4.35%	$18,832,033	7.4	$10,956	$416,223	$846,959	$855,367	$1,165,742	$13,946,943	$17,242,190

		Total Amortization		$48,804	$187,516	$182,938	$210,843	$177,165	$782,577	$1,589,843

							Total Maturities and Amortization (2), (3)			$18,832,033

(1)             Properties provide mortgage collateral as guarantors.  The $1.5 billion corporate loan is cross collateralized.

(2)             Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$18,832,033
Market rate adjustments, net	(3,816)
Junior Subordinated Notes Due 2041	(206,200)
Corporate Revolver	55,000
Other loans payable	9,819
Total	$18,686,836

(3)             Reflects maturities and amortization for periods subsequent to September 30, 2013.

DEBT

Maturity Schedule(1),(2)

(1)             Net present value of debt is $9.3 billion at 8% discount rate.

(2)    Maturities in 2022 include $1.4 billion for Ala Moana.

DEBT

DETAIL, AT SHARE(1)
As of September 30, 2013
(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	9/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Fixed Rate

Consolidated Property Level
Senate Plaza(4)	100%	$10,956	2013	$10,956	5.71%	No	$—	$—	$—	$—	$—	$—
Bayside Marketplace (Bond)	100%	1,255	2014	1,255	5.75%	No	—	—	—	—	—	—
Eden Prairie Mall	100%	71,540	2014	68,967	4.67%	No	635	1,938	—	—	—	—
Jordan Creek Town Center	100%	166,912	2014	164,537	4.57%	No	1,436	939	—	—	—	—
Woodbridge Center	100%	185,959	2014	181,464	4.24%	No	1,665	2,830	—	—	—	—
Boise Towne Plaza	100%	9,584	2015	8,917	4.70%	No	92	378	197	—	—	—
Burlington Town Center	100%	24,429	2015	23,360	5.03%	No	148	605	316	—	—	—
Lynnhaven Mall	100%	215,554	2015	203,367	5.05%	No	1,679	6,906	3,602	—	—	—
Paramus Park	100%	95,045	2015	90,242	4.86%	No	764	2,381	1,658	—	—	—
Peachtree Mall	100%	81,477	2015	77,085	5.08%	No	635	2,615	1,142	—	—	—
Quail Springs Mall	100%	69,335	2015	66,864	6.74%	No	354	1,464	653	—	—	—
Regency Square Mall (5)	100%	84,772	2015	75,797	3.59%	No	3,621	3,534	1,820	—	—	—
The Shops at La Cantera	75%	120,719	2015	117,345	5.95%	No	461	1,913	1,000	—	—	—
Brass Mill Center	100%	105,614	2016	93,347	4.55%	No	1,137	4,664	4,884	1,582	—	—
Coronado Center	100%	153,502	2016	135,704	5.08%	No	1,199	4,930	5,189	6,480	—	—
Glenbrook Square	100%	160,871	2016	141,325	4.91%	No	1,277	5,243	5,510	7,516	—	—
Lakeside Mall	100%	161,343	2016	144,451	4.28%	No	1,438	5,894	6,155	3,405	—	—
Lincolnshire Commons	100%	26,607	2016	24,629	5.98%	No	138	572	607	661	—	—
Ridgedale Center	100%	161,334	2016	143,281	4.86%	No	1,308	5,379	5,650	5,716	—	—
The Maine Mall	100%	195,973	2016	172,630	4.84%	No	1,579	6,486	6,811	8,467	—	—
Apache Mall	100%	98,267	2017	91,402	4.32%	No	416	1,700	1,776	1,843	1,130	—
Beachwood Place	100%	221,248	2017	190,177	5.60%	No	1,525	6,290	6,656	9,274	7,326	—
Eastridge (CA)	100%	161,229	2017	143,626	5.79%	Yes - Partial	866	3,566	3,781	5,509	3,881	—
Four Seasons Town Centre	100%	87,285	2017	72,532	5.60%	No	853	3,517	3,722	4,940	1,721	—
Mall of Louisiana	100%	218,140	2017	191,409	5.81%	No	1,292	5,326	5,647	8,074	6,392	—
Provo Towne Center (6)	75%	30,893	2017	28,886	4.53%	No	128	520	544	566	249	—
Hulen Mall	100%	130,000	2018	118,702	4.25%	No	342	2,128	2,221	2,304	2,421	1,882
The Gallery at Harborplace - Other	100%	9,438	2018	190	6.05%	No	431	1,796	1,907	2,026	2,152	936
Governor’s Square	100%	71,556	2019	66,488	6.69%	No	203	848	906	969	1,035	1,107
Oak View Mall	100%	80,143	2019	74,467	6.69%	No	227	949	1,015	1,085	1,160	1,240
Park City Center	100%	191,038	2019	172,224	5.34%	No	722	2,955	3,119	3,264	3,473	5,281
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	—	—	1,985	4,067	10,305
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	—	1,531	6,279	6,531	18,731
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Tysons Galleria	100%	325,000	2020	282,081	4.06%	No	1,360	5,541	5,773	5,979	6,266	18,000
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	148,880	2021	127,934	5.25%	No	578	2,368	2,497	2,612	2,776	10,115
Fashion Show - Other	100%	4,995	2021	1,577	6.06%	Yes - Full	83	342	364	386	411	1,832

DEBT

DETAIL, AT SHARE(1)
As of September 30, 2013
(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	9/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Fox River Mall	100%	181,477	2021	156,373	5.46%	No	668	2,745	2,901	3,038	3,238	12,514
Northridge Fashion Center	100%	242,399	2021	207,503	5.10%	No	967	3,965	4,175	4,362	4,627	16,800
Oxmoor Center	100%	92,142	2021	79,217	5.37%	No	345	1,417	1,497	1,566	1,668	6,432
Park Place	100%	193,521	2021	165,815	5.18%	No	757	3,099	3,266	3,414	3,626	13,544
Providence Place	100%	369,781	2021	320,526	5.65%	No	1,324	5,426	5,745	6,025	6,437	24,298
Rivertown Crossings	100%	163,924	2021	141,356	5.52%	No	601	2,462	2,604	2,728	2,910	11,263
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	No	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	91,576	2022	77,060	5.23%	No	352	1,446	1,524	1,594	1,694	7,906
Coastland Center	100%	128,072	2022	102,621	3.76%	No	594	2,416	2,509	2,594	2,707	14,631
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	—	349	1,449	1,533	8,430
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	—	420	5,111
North Star Mall	100%	333,653	2022	270,113	3.93%	No	1,517	6,189	6,440	6,666	6,973	35,755
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	—	—	138	852	899	4,866
Spokane Valley Mall (6)	75%	46,360	2022	38,484	4.65%	No	186	763	800	833	879	4,415
The Gallery at Harborplace	100%	80,540	2022	68,096	5.24%	No	292	1,193	1,258	1,315	1,398	6,988
The Oaks Mall	100%	137,055	2022	112,842	4.55%	No	552	2,251	2,357	2,451	2,584	14,018
The Shoppes at Buckland Hills	100%	127,357	2022	107,820	5.19%	No	470	1,926	2,030	2,121	2,253	10,737
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	—	2,345	4,163	4,348	4,542	22,133
Westroads Mall	100%	154,803	2022	127,455	4.55%	No	621	2,543	2,663	2,769	2,919	15,833
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	—	—	—	—	—	—
Boise Towne Square	100%	135,797	2023	106,372	4.79%	No	577	2,379	2,495	2,618	2,746	18,610
Crossroads Center (MN)	100%	106,471	2023	83,026	3.25%	No	529	2,156	2,228	2,293	2,379	13,860
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—
Meadows Mall	100%	163,892	2023	118,726	3.96%	No	956	3,904	4,064	4,212	4,402	27,628
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	—	—	—	—	—	13,834
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	—	—	1,159	1,607	1,682	9,802
Prince Kuhio Plaza	100%	44,883	2023	35,974	4.10%	No	188	765	798	827	867	5,464
Staten Island Mall	100%	263,984	2023	206,942	4.77%	No	1,133	4,665	4,892	5,131	5,381	35,840
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	—	—	15,280
The Woodlands	100%	260,813	2023	207,057	5.04%	No	1,087	4,485	4,716	4,959	5,215	33,294
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	—	821	3,402	3,595	29,759
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	—	814	3,371	3,564	29,564
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	—	—	33,153
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	—	—	—	—	31,795
Providence Place - Other	100%	40,908	2028	2,381	7.75%	No	753	1,597	1,724	1,861	2,009	30,583
Provo Towne Center Land	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$13,805,245		$12,511,499	4.56%		$43,061	$156,654	$154,783	$169,328	$134,138	$635,782

DEBT

DETAIL, AT SHARE(1)
As of September 30, 2013
(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	9/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Unconsolidated Property Level
Alderwood	50%	$124,355	2015	$120,409	6.65%	No	$510	$2,128	$1,308	$—	$—	$—
Pinnacle Hills Promenade	50%	70,000	2015	63,000	5.57%	No	—	7,000	—	—	—	—
Center Pointe Plaza	50%	6,159	2017	5,570	6.31%	No	41	171	183	194	—	—
Riverchase Galleria (7)	50%	152,500	2017	152,500	4.50%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	158,477	2017	139,096	4.86%	No	1,267	5,203	5,465	7,446	—	—
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	122	1,497	1,567	1,639	3,202
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	584	3,593	3,762	7,362
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	401	1,622	1,725	5,050
Kenwood Towne Centre	70%	158,329	2020	137,191	5.37%	No	613	2,517	2,659	2,784	2,964	9,601
Oakbrook Center	47%	201,702	2020	201,702	3.66%	No	—	—	—	—	—	—
Water Tower Place	52%	98,513	2020	83,850	4.85%	No	442	1,825	1,916	2,011	2,110	6,359
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	90	1,108	1,156	1,206	5,129
Village of Merrick Park	55%	98,684	2021	85,797	5.73%	No	350	1,434	1,520	1,595	1,706	6,282
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	103,840	2021	88,965	5.13%	No	413	1,688	1,778	1,858	1,972	7,166
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	—	—	757	1,567	9,634
Galleria at Tyler	50%	97,262	2023	76,716	5.05%	No	394	1,624	1,708	1,796	1,889	13,135
Lake Mead and Buffalo	50%	2,277	2023	27	7.20%	No	40	168	181	194	209	1,458
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	—	—	3,649
The Trails Village Center	50%	6,348	2023	78	8.21%	No	106	447	485	527	571	4,134
Union Square Portfolio (8)	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	—	804	18,310
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	—	—	10,955
Towson Town Center	35%	113,750	2025	97,704	3.89%	No	—	—	—	—	—	16,046
Unconsolidated Property Level		$3,029,591		$2,790,243	4.58%		$4,176	$24,417	$20,793	$27,100	$22,124	$140,738

Total Fixed - Property Level		$16,834,836		$15,301,742	4.56%		$47,237	$181,071	$175,576	$196,428	$156,262	$776,520

Consolidated Corporate
Arizona Two (HHC)	100%	$14,747	2015	$573	4.41%	Yes - Full	$1,567	$6,445	$6,162	$—	$—	$—
Consolidated Corporate		$14,747		$573	4.41%		$1,567	$6,445	$6,162	$—	$—	$—

Total Fixed Rate Debt		$16,849,583		$15,302,315	4.56%		$48,804	$187,516	$181,738	$196,428	$156,262	$776,520

DEBT

DETAIL, AT SHARE(1)
As of September 30, 2013
(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	9/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Variable Rate

Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Columbiana Centre (9)	100%	130,816	2018	127,927	Libor + 250 bps	Yes - Full	—	—	—	842	1,519	528
Eastridge (WY) (9)	100%	48,228	2018	47,164	Libor + 250 bps	Yes - Full	—	—	—	309	560	195
Fallbrook Center (9)	100%	100,870	2018	98,643	Libor + 250 bps	Yes - Full	—	—	—	649	1,171	407
Grand Teton Mall (9)	100%	48,859	2018	47,780	Libor + 250 bps	Yes - Full	—	—	—	315	567	197
Mayfair (9)	100%	347,813	2018	340,134	Libor + 250 bps	Yes - Full	—	—	—	2,237	4,037	1,405
Mondawmin Mall (9)	100%	81,011	2018	79,222	Libor + 250 bps	Yes - Full	—	—	—	522	940	327
North Town Mall (9)	100%	89,207	2018	87,237	Libor + 250 bps	Yes - Full	—	—	—	574	1,036	360
Oakwood (9)	100%	76,913	2018	75,215	Libor + 250 bps	Yes - Full	—	—	—	494	893	311
Oakwood Center (9)	100%	91,414	2018	89,395	Libor + 250 bps	Yes - Full	—	—	—	589	1,061	369
Pine Ridge Mall (9)	100%	12,609	2018	12,330	Libor + 250 bps	Yes - Full	—	—	—	82	146	51
Pioneer Place (9)	100%	188,185	2018	184,030	Libor + 250 bps	Yes - Full	—	—	—	1,211	2,184	760
Red Cliffs Mall (9)	100%	30,261	2018	29,593	Libor + 250 bps	Yes - Full	—	—	—	195	351	122
River Hills Mall (9)	100%	76,283	2018	74,599	Libor + 250 bps	Yes - Full	—	—	—	491	885	308
Sooner Mall (9)	100%	78,931	2018	77,188	Libor + 250 bps	Yes - Full	—	—	—	508	916	319
Southwest Plaza (9)	100%	73,383	2018	71,763	Libor + 250 bps	Yes - Full	—	—	—	472	852	296
The Shops at Fallen Timbers (9)	100%	25,217	2018	24,661	Libor + 250 bps	Yes - Full	—	—	—	161	293	102
Consolidated Property Level		$1,600,000		$1,566,881	2.64%		$—	$—	$—	$9,651	$17,411	$6,057

Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	$—	$—	$1,200	$4,764	$3,492	$—
Union Square Portfolio (8)	50%	16,250	2018	16,250	Libor + 400 bps	No	—	—	—	—	—	—
Unconsolidated Property Level		$176,250		$166,794	2.82%		$—	$—	$1,200	$4,764	$3,492	$—

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.72%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$1,982,450		$1,939,875	2.56%		$—	$—	$1,200	$14,415	$20,903	$6,057

Total (10),(11)		$18,832,033		$17,242,190	4.35%		$48,804	$187,516	$182,938	$210,843	$177,165	$782,577

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Assumes that all maturity extensions are exercised.
(3)	Total recourse to GGP or its subsidiaries of approximately $1.9 billion.
(4)	This asset is in the process of being transferred to the special servicer.
(5)	This asset has been transferred to the special servicer and has total debt of $84.8 million.
(6)	Loan is cross-collateralized with other properties.
(7)	$45.0 million B-note is subordinate to return of GGP’s additional contributed equity.
(8)	Union Square Portfolio represents two urban retail assets acquired in the Union Square area of San Fransisco, CA.
(9)	Properties provide mortgage collateral as guarantors for $1.5 billion corporate loan and are crossed collateralized.
(10)	Excludes the $1.0 billion corporate revolver. As of September 30, 2013, $55.0 million was outstanding.
(11)	Reflects amortization for the period subsequent to September 30, 2013.

Asset Transactions

ASSET TRANSACTIONS

Summary of Transactions
For the Nine Months Ended September 30, 2013
(In thousands, except GLA)

	Property	Property	GGP	Total	Gross Proceeds	Debt	Net Proceeds
Closing Date	Name	Location	Ownership %	GLA	at Share	at Share	at Share

Dispositions
September 2013	Aliansce Shopping Centers S.A.	Brazil	40.0%	6,323,943	n/a	n/a	$629,484
May 2013	Plaza 800	Sparks (Reno), NV	100.0%	72,431	—	—	—
February 2013	Southlake Mall	Morrow, GA	100.0%	1,013,460	80,000	96,883	—
February 2013	Mall of the Bluffs	Council Bluffs, IA	100.0%	701,830	8,500	24,278	(18,094)

	Total			8,111,664	$88,500	$121,161	$611,390

Joint Venture Interest
May 2013	The Grand Canal Shoppes (49.9% share)	Las Vegas, NV	50.1%	773,551	$723,550	$311,875	$411,475

	Total			773,551	$723,550	$311,875	$411,475

Acquisitions
September 2013	Union Square Portfolio (50% share)	San Francisco, CA	50.0%	58,703	$81,539	$41,250	$40,289
June 2013	Quail Springs Mall (50% share)	Oklahoma City, OK	100.0%	1,139,400	90,498	34,991	55,507
March 2013	Village of Merrick Park (15% share)	Coral Gables, FL	55.0%	803,948	60,450	27,225	33,225

	Total			2,002,051	$232,487	$103,466	$129,021

ASSET TRANSACTIONS

Discontinued Operations

Date of Disposition
2013 Dispositions
Regional Malls
Mall of the Bluffs	February 2013

International Properties
Aliansce Shopping Centers S.A. (Brazil)	September 2013

Stand Alone Offices, Strip Centers & Other Retail
Plaza 800	May 2013
Southlake Mall	February 2013

2012 Dispositions
Regional Malls
Capital Mall	December 2012
Harborplace	November 2012
Salem Center	October 2012
Southshore Mall	August 2012
Foothills Mall	July 2012
The Village of Cross Keys	March 2012
Stand Alone Offices, Strip Centers & Other Retail
Austin Bluffs Plaza	December 2012
Orem Plaza Center Street	December 2012
Orem Plaza State Street	December 2012
Owings Mills One and Two Corporate Center	December 2012
Woodlands Village	December 2012
River Pointe Plaza	November 2012
West Oaks Mall	November 2012
Summerlin Office Portfolio	September 2012
Fremont Plaza	September 2012
University Crossing	September 2012
Baskin Robbins	August 2012
Fort Union	August 2012
70 Columbia Corporate Center	August 2012
Boise Plaza	June 2012
Grand Traverse Mall	February 2012
Spin-off
Rouse Properties, Inc.	January 2012

Portfolio Operating Metrics

Portfolio Operating Metrics

Key Operating Performance Indicators

As of and for the Nine Months Ended September 30, 2013

(GLA in thousands)

GLA Summary (in thousands) (1),(2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (3)	% Leased
Consolidated Malls	91	38,573	14,199	36,438	89,210	1,095	1,550	91,855	54,916	96.4%
Unconsolidated Malls	31	15,041	3,080	14,787	32,908	327	912	34,147	9,514	97.0%
Same Store Regional Malls	122	53,614	17,279	51,225	122,118	1,422	2,462	126,002	64,430	96.6%
Non-Same Store Regional Malls	1	691	94	542	1,327	—	64	1,391	849	86.8%
Total Regional Malls	123

Office Properties	7	28	—	—	28	—	913	941	941	91.5%
Strip Centers & Other Retail	11	1,436	820	706	2,962	1,338	—	4,300	2,817	77.2%
Total Real Estate	141	55,769	18,193	52,473	126,435	2,760	3,439	132,634	69,037	95.5%

Regional Malls Operating Metrics

			In-Place Rent
September 30, 2013 (1)	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales	Occupancy Cost

Consolidated Malls	96.4%	94.8%	$66.92	$53.79	$518	13.4%
Unconsolidated Malls	97.0%	94.1%	80.27	66.57	673	12.2%
Same Store Regional Malls	96.6%	94.6%	$70.69	$57.43	$562	13.0%

			In-Place Rent
September 30, 2012	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales	Occupancy Cost

Consolidated Malls	95.3%	92.4%	$66.84	$53.46	$521	13.1%
Unconsolidated Malls	96.3%	93.4%	73.37	60.71	594	12.6%
Same Store Regional Malls	95.5%	92.7%	$68.62	$55.46	$541	13.0%

(1)         Metrics exclude one asset transferred to the special servicer and one asset that is being de-leased in preparation for redevelopment.

(2)         See Property Schedule on pages 20-26 for individual property details.

(3)         Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

PORTFOLIO OPERATING METRICS

Signed Leases

All Less Anchors

As of September 30, 2013

All Leases - Lease Spread (1)

	Commencement 2013
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	1,983	7,005,188	7.3	$58.53	$64.22
Percent in Lieu	38	186,579	N/A	N/A	N/A
Total Leases	2,021	7,191,767	7.3	$58.53	$64.22

	Commencement 2014
	# of Leases	SF	Term (in years)	Initial Rent PSF (2)	Average Rent PSF
New and Renewal Leases	323	1,826,478	8.5	$48.73	$53.09
Percent in Lieu	5	43,044	N/A	N/A	N/A
Total Leases	328	1,869,522	8.5	$48.73	$53.09

SUITE TO SUITE - Lease Spread (3)

	New and Renewal Leases (4)
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2013	1,501	4,587,199	6.1	$63.32	$68.90	$56.44	$6.88	12.2%	$12.46	22.1%
Commencement 2014	251	1,010,773	5.7	$59.51	$64.41	$53.40	$6.12	11.5%	$11.02	20.6%
Total 2013/2014	1,752	5,597,972	6.0	$62.63	$68.09	$55.89	$6.74	12.1%	$12.20	21.8%

(1)   Represents signed leases that are scheduled to commence in the respective period.

(2)         Significant portion of signed leasing activity to date has been in greater than 10,000 SF leases.

(3)         Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.  Suites are within 3,000 SF differences of each other.

(4)         Represents leases where downtime between the new and previous tenant was less than 9 months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent	Expiring Rent ($psf)
Specialty Leasing	1,158	2,458,926	4.7%	$51,941,363	$22.02
2013	289	740,621	1.4%	49,145,132	$68.66
2014	1,702	5,723,020	11.1%	298,651,733	$55.67
2015	1,606	5,298,044	10.2%	316,541,560	$61.77
2016	1,571	5,260,982	10.2%	343,791,030	$66.33
2017	1,421	5,240,448	10.1%	331,663,324	$64.48
2018	1,383	5,239,683	10.1%	366,368,075	$71.17
2019	813	3,810,348	7.4%	266,026,236	$70.76
2020	694	2,948,709	5.7%	199,447,765	$68.03
2021	755	2,995,178	5.8%	211,310,549	$71.51
2022	882	3,629,887	7.0%	259,273,589	$71.99
Subsequent	1,292	8,439,340	16.3%	533,270,083	$64.86
Total	13,566	51,785,186	100.0%	$3,227,430,439	$63.90

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc	Victoria’s Secret, Bath & Body Works, PINK	3.3%
The Gap, Inc.	Gap, Banana Republic, Old Navy	3.0%
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.4%
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.1%
Forever 21, Inc	Forever 21	1.9%
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.5%
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.5%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3%
Luxottica Retail North America Inc	Lenscrafters, Sunglass Hut, Pearle Vision	1.3%
Macy’s Inc.	Macy’s, Bloomingdale’s	1.1%
Totals		19.4%

PORTFOLIO OPERATING METRICS Property Schedule As of September 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Nordstrom	100%	Honolulu, HI	953,562	829,114	200,001	14,042	362,675	2,359,394	98.7%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,916	320,202	162,790	—	—	752,908	97.5%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	508,238	—	597,223	—	—	1,105,461	98.8%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	442,330	96,605	720,931	—	—	1,259,866	99.9%
Bayside Marketplace		100%	Miami, FL	218,226	—	—	—	—	218,226	92.9%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,589	317,347	247,000	—	—	908,936	95.3%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Target	100%	Bellingham (Seattle), WA	435,761	100,400	237,910	—	—	774,071	98.8%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	422,882	425,556	247,714	114,687	—	1,210,839	98.0%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	443,910	218,339	319,391	197,033	—	1,178,673	92.1%
Burlington Town Center	Macy’s	100%	Burlington, VT	154,631	—	146,753	—	57,932	359,316	93.7%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	336,982	123,921	466,469	—	—	927,372	95.3%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	314,475	85,972	335,088	—	—	735,535	96.3%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	266,934	198,334	360,643	—	—	825,911	98.0%
Coral Ridge Mall	Dillard’s, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	516,926	98,596	442,366	—	—	1,057,888	99.1%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears	100%	Albuquerque, NM	455,536	277,650	468,375	—	—	1,201,561	97.5%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	366,769	294,167	229,275	—	—	890,211	93.9%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,108	147,409	500,575	—	—	1,031,092	98.9%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	553,654	—	653,540	—	—	1,207,194	100.0%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	234,213	213,913	75,883	—	—	524,009	88.8%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	627,468	246,261	426,000	—	—	1,299,729	98.8%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	402,779	279,422	454,220	—	—	1,136,421	95.5%
Fashion Place	Dillard’s, Nordstrom	100%	Murray, UT	447,506	281,175	319,604	—	—	1,048,285	98.9%

PORTFOLIO OPERATING METRICS Property Schedule As of September 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Fashion Show	Dillard’s, Macy’s, Macy’s Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	673,379	371,636	761,653	—	—	1,806,668	96.0%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	445,161	429,969	212,047	—	—	1,087,177	96.3%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	612,235	30,000	564,914	—	—	1,207,149	99.0%
Glenbrook Square	JCPenney, Macy’s, Sears, The Bon Ton	100%	Fort Wayne, IN	448,324	555,870	221,000	—	—	1,225,194	95.5%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,645	—	691,605	—	—	1,022,250	91.2%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	209,778	323,925	—	93,274	—	626,977	93.0%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	418,928	156,096	272,957	—	—	847,981	98.9%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	397,867	—	596,570	—	—	994,437	96.1%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	749,524	—	349,760	233,077	—	1,332,361	99.6%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	486,090	115,300	905,418	—	—	1,506,808	82.5%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	621,820	150,434	500,958	—	—	1,273,212	95.2%
Mall Of Louisiana	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	609,912	—	805,630	143,619	—	1,559,161	97.1%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	499,526	—	514,135	—	—	1,013,661	96.9%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	405,128	385,766	149,981	—	—	940,875	95.9%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	613,862	288,596	210,714	—	315,972	1,429,144	96.0%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	307,279	—	636,853	—	—	944,132	99.0%
Mondawmin Mall		100%	Baltimore, MD	350,287	—	—	—	65,317	415,604	100.0%
Newgate Mall	Dillard’s, Sears, Burlington Coat Factory	100%	Ogden (Salt Lake City), UT	345,187	218,874	118,919	—	—	682,980	94.7%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	429,660	539,850	363,151	—	—	1,332,661	95.9%
North Star Mall	Dillard’s, JCPenney, Macy’s, Saks Fifth Avenue	100%	San Antonio, TX	549,397	173,198	522,126	—	—	1,244,721	100.0%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	630,076	—	824,443	—	—	1,454,519	98.6%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	383,229	310,859	242,392	—	—	936,480	92.9%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	256,768	149,326	454,860	—	—	860,954	94.5%

PORTFOLIO OPERATING METRICS Property Schedule As of September 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	391,620	—	514,028	—	—	905,648	93.5%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	403,280	116,620	298,224	—	—	818,124	95.3%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	406,142	220,824	315,760	—	—	942,726	95.1%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	329,251	156,000	411,210	—	—	896,461	94.4%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	305,901	—	459,057	—	—	764,958	97.1%
Park City Center	The Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	522,264	514,917	384,980	—	—	1,422,161	95.9%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	474,888	—	581,457	—	—	1,056,345	98.3%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	296,053	—	422,615	—	12,600	731,268	93.3%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	349,754	83,398	532,038	—	—	965,190	96.4%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	342,994	395,219	386,056	—	—	1,124,269	95.3%
Pine Ridge Mall	Herberger’s, JCPenney, Sears, Shopko	100%	Pocatello, ID	164,605	435,328	—	—	—	599,933	80.3%
Pioneer Place		100%	Portland, OR	337,513	—	—	—	287,466	624,979	88.5%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	246,029	124,547	61,873	—	—	432,449	92.7%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	745,940	—	513,816	—	—	1,259,756	98.7%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,172	285,479	206,241	—	—	791,892	83.9%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Von Maur	100%	Oklahoma City, OK	451,807	182,257	505,597	—	—	1,139,661	96.1%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	147,830	235,031	—	57,304	—	440,165	95.9%
Ridgedale Center	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Minnetonka, MN	331,103	—	702,380	—	—	1,033,483	93.4%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,553	189,559	174,383	—	—	716,495	98.5%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	634,308	—	635,625	—	—	1,269,933	96.0%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	282,980	170,625	186,359	—	—	639,964	86.5%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	203,947	129,823	137,082	—	—	470,852	97.0%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	349,897	126,243	251,366	131,909	—	859,415	94.7%

PORTFOLIO OPERATING METRICS Property Schedule As of September 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	535,977	—	657,363	83,151	—	1,276,491	96.4%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	420,957	160,505	267,788	—	55,563	904,813	98.6%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	266,145	—	502,960	—	—	769,105	97.7%
The Gallery At Harborplace		100%	Baltimore, MD	130,839	—	—	—	282,765	413,604	90.7%
The Maine Mall	The Bon Ton, JCPenney, Macy’s, Sears	100%	South Portland, ME	508,086	120,844	377,662	—	—	1,006,592	100.0%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	563,218	212,847	587,321	—	—	1,363,386	99.6%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	343,925	233,367	324,500	—	—	901,792	96.5%
The Parks At Arlington	Dillard’s, JCPenney, Macy’s, Sears	100%	Arlington (Dallas), TX	696,800	63,857	748,945	—	—	1,509,602	98.2%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,094	—	512,611	—	—	1,037,705	94.4%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	335,254	—	261,502	—	—	596,756	95.1%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	593,884	—	627,597	—	70,178	1,291,659	98.9%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	607,088	—	726,347	—	—	1,333,435	98.9%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Nordstrom	100%	Woodlands (Houston), TX	575,205	167,480	575,440	—	39,471	1,357,596	99.4%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	414,029	—	809,386	—	—	1,223,415	99.0%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	616,224	—	641,458	27,305	—	1,284,987	97.5%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	303,035	—	511,933	—	—	814,968	97.9%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	516,958	147,792	509,176	—	—	1,173,926	98.4%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	172,494	257,000	—	—	—	429,494	99.6%
Westlake Center		100%	Seattle, WA	86,534	—	—	—	—	86,534	82.3%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	537,510	—	529,402	—	—	1,066,912	96.9%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears, Boscov’s	100%	Baltimore, MD	437,081	257,345	466,011	—	—	1,160,437	94.8%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	491,507	2,060	1,028,000	—	—	1,521,567	98.1%
Woodbridge Center	Boscov’s, JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	649,670	455,739	560,935	—	—	1,666,344	95.1%
Total Consolidated Regional Malls			Count: 91	38,572,802	14,198,788	36,438,321	1,095,401	1,549,939	91,855,251	96.4%

PORTFOLIO OPERATING METRICS Property Schedule As of September 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,853	—	705,898	—	—	1,283,751	97.0%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	480,380	158,658	519,890	—	—	1,158,928	97.3%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,551	150,525	352,351	93,799	—	992,226	96.8%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	385,810	277,404	496,098	—	—	1,159,312	98.8%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	470,247	—	641,312	—	—	1,111,559	99.9%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	604,335	—	774,842	—	—	1,379,177	96.3%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	504,848	—	619,048	—	—	1,123,896	97.9%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	389,703	—	552,407	—	—	942,110	92.7%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	545,226	—	468,208	—	—	1,013,434	99.8%
Glendale Galleria	JCPenney, Macy’s, Target, Bloomingdale’s	50%	Glendale, CA	488,663	115,000	575,000	—	138,511	1,317,174	96.0%
Kenwood Towne Centre (5)	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	518,973	240,656	400,665	—	—	1,160,294	98.9%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,519	79,822	—	—	260,275	517,616	93.0%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	740,335	194,558	753,092	—	—	1,687,985	96.0%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	410,305	188,394	418,595	—	—	1,017,294	96.4%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	476,257	126,000	410,277	—	—	1,012,534	96.2%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	790,177	322,033	751,912	—	239,292	2,103,414	98.5%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	506,483	—	140,000	—	—	646,483	92.9%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	753,967	—	823,000	—	—	1,576,967	97.1%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	504,854	222,056	831,218	—	—	1,558,128	95.7%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,012	98,540	162,140	233,309	48,929	902,930	95.7%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	222,216	125,669	135,044	—	—	482,929	96.3%
Riverchase Galleria	Belk, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	562,338	400,119	610,026	—	—	1,572,483	97.2%

PORTFOLIO OPERATING METRICS Property Schedule As of September 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Saint Louis Galleria (6)	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	465,238	—	714,052	—	—	1,179,290	97.1%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	784,397	—	865,192	—	—	1,649,589	99.2%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	654,091	84,743	—	—	34,414	773,248	99.8%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	373,738	—	333,219	—	—	706,957	98.5%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	601,687	—	419,129	—	—	1,020,816	95.5%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	383,292	—	330,000	—	101,263	814,555	92.5%
Water Tower Place	Macy’s	52%	Chicago, IL	391,604	296,128	—	—	88,809	776,541	98.0%
Whaler’s Village		50%	Lahaina, HI	105,840	—	—	—	—	105,840	100.0%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,305	—	984,372	—	—	1,399,677	97.5%
Total Unconsolidated Regional Malls			Count: 31	15,041,244	3,080,305	14,786,987	327,108	911,493	34,147,137	97.0%
Total Same Store Regional Malls (7)			Count: 122	53,614,046	17,279,093	51,225,308	1,422,509	2,461,432	126,002,388	96.6%

Non-Same Store Regional Malls
Southwest Plaza (10)	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton, CO	691,271	93,630	541,851	—	63,968	1,390,720	86.8%
Total Regional Malls			Count: 123

Stand Alone Offices, Strip Centers & Other
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,363	93,863	92.3%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	104,455	104,455	93.4%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,212	143,377	85.4%
30 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	136,402	136,402	89.0%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	111,490	119,240	97.5%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,084	102,084	95.1%
Senate Plaza (9)		100%	Harrisburg-Carlisle, PA	—	—	—	—	241,946	241,946	90.9%

PORTFOLIO OPERATING METRICS Property Schedule As of September 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Columbia Bank Drive Thru		100%	Towson (Baltimore), MD	17,000	—	—	—	—	17,000	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	96.5%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,642	—	875,642	93.1%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	99.2%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,564	—	118,564	95.2%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	96.4%
Union Square Portfolio		50%	San Francisco, CA	58,703	—	—	—	—	58,703	100.0%
Shopping Leblon (3)		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	247,635	—	—	—	—	247,635	98.5%
Owings Mills Mall (2)	JCPenney, Macy’s	51%	Owings Mills, MD	438,005	340,000	307,037	—	—	1,085,042	44.0%
Regency Square Mall (8)	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	539,636	479,846	399,155	—	—	1,418,637	43.8%

Total Stand Alone Offices, Strip Centers & Other			Office Count: 7 Strip Center & Other Count:11	1,464,684	819,846	706,192	1,338,313	912,952	5,241,987	Office: 91.5 77.2	% %

(1)              For stand alone offices, office occupancy is presented.

(2)              The Owings Mills Mall space is currently de-leased in preparation for future opportunities.

(3)              GGP’s investment in Brazil is through an ownership interest in Leblon.  For this property, only Mall and Freestanding GLA is presented.

(4)              Third party managed strip center.

(5)              Ownership percentage includes retained debt of $91.8 million.

(6)              Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

(7)              Refer to page 17 (Key Operating Performance Indicators).

(8)              This asset has been transferred to the special servicer.

(9)              Subsequent to September 30, 2013, the asset is in the process of being transferred to the special servicer.

(10)       Southwest Plaza is currently being de-leased in preparation for planned redevelopment and is therefore included in Non-Same Store.

Miscellaneous

MISCELLANEOUS Capital Information (in thousands, except per share amounts)

September 30, 2013

Closing common stock price per share	$19.29
52 Week High (1)	23.33
52 Week Low (1)	18.24

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$16,849,583
Variable (2)	2,037,450
Total Portfolio Debt	18,887,033
Less: Cash and Cash Equivalents	(741,974)
Portfolio Net Debt	$18,145,059

Portfolio Capitalization Data
Portfolio Net Debt	$18,145,059
Preferred Securities:
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	77,002
Preferred stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$379,132

Common stock and Operating Partnership units outstanding at end of period (3)	$17,700,041
Total Market Capitalization at end of period	$36,224,232

(1)         52-week pricing information includes the intra-day highs and lows.

(2)         Includes Corporate Revolver of $55.0 million.

(3)         Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624  multiplied by the closing share price.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to September 30, 2013	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
	(In thousands)
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2012	6,406	939,049	945,455
Common Unit Cash Conversion	(234)	—	(234)
DRIP	—	21	21
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	322	322
Issuance of stock for employee stock purchase program	—	112	112
Buyback of common stock	—	(28,345)	(28,345)
Common Shares and OP Units Outstanding at September 30, 2013	6,172	911,159	917,331

Common Shares issuable assuming exercise of warrants (1)		42,956
Common Shares issuable assuming exercise of in-the-money stock options (2)		2,756
Common Shares issuable assuming exchange of OP Units		6,417
Diluted Common Shares and OP Units Outstanding at September 30, 2013		963,288

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
	(In thousands)
Weighted average number of company shares outstanding	932,964	938,316	937,200	937,795
Weighted average number of stock options(3)	3,269	—	3,454	—
Weighted average number of GAAP dilutive warrants(4)	44,534	—	—	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	980,767	938,316	940,654	937,795

Weighted average number of common units	6,417	6,845	6,469	6,855
Weighted average number of stock options(3)		2,897		2,242
Weighted average number of warrants(4)		65,690	46,934	58,781
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	987,184	1,013,748	994,057	1,005,673

(1)         GGP has 73.9 million warrants outstanding convertible to 1.1287 Common Shares with a weighted average exercise price of $9.476, with a scheduled expiration of November 9, 2017.  16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of July 16, 2013 (5)		Impact of settling warrants via net share settlement (6)
57,500,000	$9.4681	Nov 9, 2017	Reduces exercise price to $9.4681	Increases number of Common shares per warrant to 1.1355	Net share: 65,291,250 x [19.29 - 9.4681] /19.29 = 33,244,382 shares delivered
16,428,571	$9.2480	Nov 9, 2017	Reduces exercise price to $9.2480	Increases number of Common shares per warrant to 1.1355	Net share: 18,654,642 x [19.29 - 9.2480] /19.29 = 9,711,245 shares delivered
73,928,571	$9.4192				42,955,627 shares delivered

(2)         The options are included at net share settlement.

(3)         The impact of the stock options are dilutive under GAAP and FFO in 2013.  The impact of stock options are anti-dilutive under GAAP, but dilutive for FFO in 2012.

(4)         The impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO on a year to date basis in 2013, and on a year to date and quarter to date basis in 2012.  The impact of the warrants are dilutive under GAAP and for FFO on a quarter to date basis in 2013.

(5)         Based on dividend of $0.12 per share issued to stockholders of record on July 16, 2013.

(6)         Based on stock price of $19.29 on September 30, 2013.

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date (1)	Expected Return on Investment (2)	Expected Project Completion
Major Development Summary (in millions, at share unless otherwise noted)

Completed

Northridge	The Sports Authority, Yardhouse and Plaza	100%	$12.2	$11.1	14-15%	Q1 2013
Northridge, CA

Other Projects	Redevelopment projects at various malls (6 Properties)	N/A	25.0	24.8	9-10%	Various
Various Malls

	Total Completed Projects		$37.2	$35.9	12%

Under Construction

Fashion Show	Addition of Macy’s Men’s and inline	100%	$35.5	$26.5	20%	Q4 2013
Las Vegas, NV

Oakwood Center	West wing redevelopment and Dick’s Sporting Goods	100%	19.0	10.9	10%	Q4 2013
Gretna, LA

Glendale Galleria (3)	Addition of Bloomingdale’s, remerchandising, business development and renovation	50%	51.7	34.8	11-12%	Q4 2013
Glendale, CA

The Mall in Columbia	Lifestyle expansion	100%	23.6	8.8	11-12%	Q4 2013
Columbia, MD

Oakbrook Center	Conversion of former anchor space into Container Store, Fixtures Living and inline	48%	15.0	8.3	10-11%	Q4 2013
Oakbrook, IL

The Woodlands (3)	Addition of Nordstrom in former Sears box	100%	44.7	22.8	7-9%	Q3 2014
Woodlands, TX

Mayfair Mall (3)	Nordstrom	100%	72.3	0.7	6-8%	Q3 2015
Wauwatosa, WI

Ridgedale Center (3)	Nordstrom & Macy Expansion, New Inline GLA and refresh	100%	106.2	14.8	8-9%	Q3 2015
Minnetonka, MN

Ala Moana Center	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants, reconfigure center court and renovate existing center	100%	573.2	222.7	9-10%	Q4 2015
Honolulu, HI

Other Projects	Redevelopment projects at various malls (36 Properties)	N/A	275.9	86.9	8-9%	Various
Various Malls

	Total Projects Under Construction		$1,217.1	$437.2	9-11%

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date (1)	Expected Return on Investment (2)	Expected Project Completion
Projects in Pipeline

Baybrook Mall	Expansion	53%	$76.3	$0.2	9-10%	TBD
Friendswood, TX

Southwest Plaza	Redevelopment	100%	72.6	0.6	9-10%	TBD
Littleton, CO

Staten Island Mall	Expansion	100%	156.1	0.6	10-11%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	—	8-10%	TBD
Norwalk, CT

Other Projects	Redevelopment projects at various malls (17 Properties)	N/A	170.1	22.2	10-11%	TBD
Various Malls

	Total Projects in Pipeline		$760.1	$23.6	8-10%

	Total Development Summary		$2,014.4	$496.7	9-11%

(1)         Projected costs and investments to date exclude capitalized interest and overhead.

(2)         Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions.  Actual costs may vary.

(3)         Project ROI includes income related to uplift on existing space.

MISCELLANEOUS

Capital Expenditures

Expenditures ($ in thousands)

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012

Capital expenditures (1)	$100,357	$87,013
Tenant allowances and capitalized leasing costs (2)	99,667	102,959
Total	$200,024	$189,972

(1)	Reflects only non-tenant operating capital expenditures.
(2)	Reflects tenant allowances on current operating properties.

MISCELLANEOUS

Corporate Information

Reporting Calendar

Results for year end will be announced according to the following approximate schedule:

Quarter	Earnings Release Date	Earnings Call Date
Q4 2013	February 3, 2014	February 4, 2014

Stock Information

Common Stock

NYSE:  GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock

NYSE:  GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.14
Common Stock	Q3 2013	July 29, 2013	October 15, 2013	October 29, 2013	$0.13
Common Stock	Q2 2013	May 10, 2013	July 16, 2013	July 30, 2013	$0.12
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.12
Common Stock	Q4 2012	November 20, 2012	December 14, 2012	January 4, 2013	$0.11
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.3984
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q3 2013	July 29, 2013	September 13, 2013	October 1, 2013	$0.3984
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q2 2013	May 10, 2013	June 14, 2013	July 1, 2013	$0.3984
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Media Contact	Transfer Agent

Kevin Berry	David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	Vice President, Corporate Communications	6201 15th Avenue
Phone (312) 960-5529	Phone (312) 960-6325	Brooklyn, NY 11219
kevin.berry@ggp.com	david.keating@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store NOI - Regional Malls	Company NOI that excludes the periodic effects of acquisitions, dispositions and changes in ownership specific to the Regional Mall Portfolio.

Non-Same Store - Regional Malls	Includes the periodic effects of acquisitions, changes in ownership and planned redevelopment specific to the Regional Mall Portfolio.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.